              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005

                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)

              333-67112-03                            36-6039332
      (Commission File Number)            (I.R.S. Employer Identification No.)

 425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On April 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of March 2005
           for the NAVISTAR FINANCIAL 2002-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  April 26, 2005                    By:/s/ PAUL E. MARTIN
-----------------------                         --------------------------
                                                Paul E. Martin
                                                Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #29, dated April 15, 2005

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                                EXHIBIT 20

                  Navistar Financial 2002 - B Owner Trust
                       For the Month of March 2005
                   Distribution Date of April 15, 2005
                       Servicer Certificate  #29

Original Pool Amount                                 $476,822,132.57
Subsequent Receivables (transferred 11/19/02)        $141,557,526.95
Subsequent Receivables (transferred 12/18/02)        $111,641,313.30
Subsequent Receivables (transferred 01/30/03)         $94,264,588.13
Subsequent Receivables (transferred 02/18/03)         $25,713,811.37
Beginning Pool Balance                               $238,845,806.78
Beginning Pool Factor                                      0.2809953

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)$12,934,026.94
    Interest Collected                                 $1,495,900.30
    Mandatory Prepayments                                      $0.00
Additional Deposits:

    Repurchase Amounts                                         $0.00

    Liquidation Proceeds / Recoveries                    $137,053.91
Total Additional Deposits                                $137,053.91

Repos / Chargeoffs                                       $152,592.63
Aggregate Number of Notes Charged Off                            207

Total Available Funds                                 $13,651,563.83

Ending Pool Balance                                  $226,674,604.53
Ending Pool Factor                                         0.2666762

Servicing Fee                                            $199,038.17
    memo: Servicer will allocate $1,500.00 of
          Servicing Fee as Administration Fee
Repayment of Servicer Advances                           $915,417.32

----------------------------------------------------------------------
Memo Item - Reserve Account
    Opening Balance                                   $16,999,987.45

    Invest. Income                                        $35,418.53
    Excess Service                                       $556,070.60
    Transfer (to)                                               0.00
                                                   ------------------
    Collections Acct
    Beginning Balance                                 $17,591,476.58
---------------------------------------------------------------------
Reserve Account:
    Beginning Balance  (see Memo Item)                $17,591,476.58
    Target Percentage                                          5.50%
    Target Balance                                    $12,467,103.25
    Specified Yield Supplement Amount                          $0.00
    Specified Yield Supplement Amount                          $0.00
    Specified Reserve Account Balance                 $12,467,103.25
    Minimum Balance                                   $16,999,987.45
    (Release) / Deposit                                 ($591,489.13)
    Ending Balance                                    $16,999,987.45

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Current Weighted Average APR:                                 7.385%
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---------------------------------------------------------------------
Current Weighted Average Remaining Term (months):              26.23
---------------------------------------------------------------------

Delinquencies                                                   Dollars    Notes
    Installments:   1- 30 days                              1,877,664.92    1,609
                   31 - 60 days                               254,280.35      287
                   60+  days                                  189,466.43       78

           Total:                                           2,321,411.70    1,636
        Balances:  60+  days                                1,109,205.03       78

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Navistar Financial 2002 - B Owner Trust
For the Month of March 2005
                                                                       NOTES
                           TOTAL        CLASS A - 1     CLASS A - 2   CLASS A - 3a (3)  CLASS A - 3b   CLASS A - 4    CLASS B NOTES
                      $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00  $25,000,000.00 $184,000,000.00 $34,000,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  1                   0.00%           0.00%          86.00%          10.00%           0.00%         4.00%
   Coupon                                      1.6200%         1.9200%        3.06000%         2.6400%         3.5200%       5.2700%

Beginning Pool Bal    $238,845,806.78
Ending Pool Balance   $226,674,604.53

Collected Principal    $12,018,609.62
Collected Interest      $1,495,900.30
Charge - Offs             $152,592.63
Liquidation Proceeds
      / Recoveries        $137,053.91
Swap Payments to/
     (from)Trust          ($14,593.35)
Servicing &
     Administration Fee   $199,038.17
Investment Earnings
     from Pre-Funding Acct      $0.00
Negative Carry Amount           $0.00
Cash Transfer from
     Pre-Funding Acct.          $0.00
Cash Transfer from
     Reserve Account            $0.00
Total Collections
     Avail for Debt    $13,437,932.31

Beginning Balance     $238,845,806.83           $0.00           $0.00  $34,769,060.51  $4,042,914.05 $184,000,000.00 $16,033,832.27

Interest Due 2            $710,659.46           $0.00           $0.00      $91,616.47      $8,894.41     $539,733.33     $70,415.25
Interest Paid             $710,659.46           $0.00           $0.00      $91,616.47      $8,894.41     $539,733.33     $70,415.25
Principal Due          $12,171,202.25           $0.00           $0.00  $10,467,233.94  $1,217,120.23           $0.00    $486,848.09
Mandatory Prepayments
     Class A-1 only             $0.00           $0.00
Principal Paid         $12,171,202.25           $0.00           $0.00  $10,467,233.94  $1,217,120.23           $0.00    $486,848.09

Ending Balance        $226,674,604.58           $0.00           $0.00  $24,301,826.58  $2,825,793.83 $184,000,000.00 $15,546,984.18
Note / Certificate Pool Factor
       (Ending Balance/Original Pool Amount)   0.0000          0.0000          0.1130         0.1130          1.0000         0.4573
Total Distributions    $12,881,861.71           $0.00           $0.00  $10,558,850.41  $1,226,014.64     $539,733.33    $557,263.34

Interest Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
   Total Shortfall              $0.00           $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Excess Servicing (see Memo Item-
       Reserve Acct       $556,070.60
   Beginning Reserve
       Acct Balance    $17,591,476.58
      (Release)/Draw     ($591,489.13)
Ending Reserve
       Acct Balance    $16,999,987.45

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3a  Interest based on Actual Number of Days. Interest  for first settlement based off 27 days, from
   11/19/02-12/15/02 for Class A-3a and Class A-1. Class A-3 Interest based on One Month Libor +25 bp.  Class A-2, A-3b,A-4 and
   Class B Interest calculated on 30 days
3) LIBOR was reset on 4/13/05 at 2.95375%.  The Interest Rate on the Class A-3a  Floating Rate Notes for the 5/16/05 Distribution
   Date is 3.20375%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
==================================================================
Memo Item - Advances:
   Servicer Advances - Current Reporting Period      ($915,417.32)
   Total Outstanding Servicer Advances              $5,053,007.48
==================================================================

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Navistar Financial 2002 - B Owner Trust
For the Month of March 2005

Trigger Events:         A)  Loss Trigger
                        B)  Delinquency Trigger
                        C)  Noteholders Percent Trigger

                                         5                4              3               2               1               0
                                       Oct-04           Nov-04         Dec-04          Jan-05          Feb-05          Mar-05

Remaining Gross Balance            $337,549,364.40   $320,289,303.27 $305,740,316.39 $289,707,894.30 $276,943,963.20 $262,636,351.09

A)   Loss Trigger:
Principal of Contracts Charged Off     $357,186.63       $104,401.11     $170,262.54     $337,853.43     $144,416.14     $152,592.63
Recoveries                             $321,171.75       $200,657.71     $196,321.46     $225,466.24     $219,795.87     $137,053.91

Total Charged Off (Months 5, 4, 3)     $631,850.28
Total Recoveries (Months 3, 2, 1)      $641,583.57
                                    ---------------
Net Loss / (Recoveries) for 3 Mos       ($9,733.29)(a)

Total Balance (Months 5, 4, 3)     $963,578,984.06(b)

Loss Ratio Annualized  [(a/b) * (12)]      -0.0121%

Trigger:  Is Ratio > 1.5%                       No
                                                                                          Jan-05          Feb-05          Mar-05
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                     $1,566,197.67   $1,427,198.99    $1,109,205.03
     As % of Remaining Gross Balance                                                     0.54061%        0.51534%           0.42233%
     Three Month Average                                                                 0.73529%        0.70729%           0.49276%

Trigger:  Is Average > 2.0%                     No

C)   Noteholders Percent Trigger:          2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                     No

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